UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 04, 2025

BIOAGE LABS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42279	47-4721157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5885 Hollis Street Suite 370
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 806-1445

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	BIOA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 4, 2025, BioAge Labs, Inc. (the “Company”) issued a press release announcing positive interim data from its ongoing Phase 1 single ascending dose (SAD) / multiple ascending dose (MAD) clinical trial evaluating BGE-102 a potent, structurally novel, orally available, brain-penetrant small molecule NLRP3 inhibitor being developed for treatment of patients with cardiovascular risk factors.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Phase 1 Data for BGE-102

On December 4, 2025, the Company announced positive interim data from its ongoing Phase 1 single ascending dose (SAD) / multiple ascending dose (MAD) clinical trial evaluating BGE-102 a potent, structurally novel, orally available, brain-penetrant small molecule NLRP3 inhibitor being developed for treatment of patients with cardiovascular risk factors.

•
BGE-102 was well-tolerated in SAD and initial MAD cohorts, with a pharmacokinetic profile supporting once-daily oral dosing.
o
BGE-102 treatment was well tolerated across all dose levels evaluated to date in SAD (10, 30, 60, and 120 mg) and MAD (60 and 120 mg) cohorts.
o
Adverse events were infrequent and mild to moderate in severity, and all resolved without intervention; full analysis to follow after database lock and unblinding in the first half of 2026.
•
BGE-102 achieved 90-98% suppression of IL-1β, a cytokine directly downstream of NLRP3, at Day 14 showing strong target engagement.
•
BGE-102 doses of 60 mg and higher exceeded target IC90 levels in cerebrospinal fluid (CSF) at Day 14 demonstrated high brain penetration.
•
Expansion of the Phase 1 trial to include MAD cohorts in participants with obesity and elevated hsCRP, with data anticipated in first half of 2026.

Anticipated Milestones

•
1H26: Completion of Phase 1 MAD cohorts in obese participants with elevated hsCRP, evaluating changes in key inflammatory biomarkers including hsCRP and IL-1β.
•
1H26: Initiation of Phase 2a proof-of-concept study in patients with obesity and cardiovascular risk factors.
o
The trial is planned to enroll approximately 100 patients randomized 1:1 to placebo or BGE-102 monotherapy for 12 weeks. The anticipated primary endpoint of the trial is percent change in hsCRP. Additionally, the trial will assess a range of inflammatory and metabolic biomarkers, and perform MRI imaging.
•
2H26: Phase 2a data readout.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by BioAge Labs, Inc. dated December 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s plans to develop and commercialize its product candidates, including BGE-102, the potential for BGE-102 as a treatment for cardiovascular risk and the expected timeline for future data readouts from our ongoing Phase 1 clinical trial. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including its ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of its drug candidates; the occurrence of adverse safety events; failure to protect and enforce its intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of its strategic and growth initiatives; risks relating to technology failures or breaches; its dependence on collaborators and other third parties for the development of product candidates and other aspects of its business, which are outside of the Company’s full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including due to the imposition of tariffs and other trade barriers; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; changes in or failure to comply with legal and regulatory requirements, including shifting priorities within the U.S. Food and Drug Administration; risks relating to access to capital and credit markets; and the other risks and uncertainties that are detailed under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) on November 6, 2025, and Company’s other filings with the SEC filed from time to time. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAGE LABS, INC.

Date:	December 4, 2025	By:	/s/ Dov Goldstein
Dov Goldstein, M.D. Chief Financial Officer